UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

August 13, 2007
Date of Report (Date of earliest event reported)

MACRO SECURITIES DEPOSITOR, LLC
(Depositor)
(Exact name of registrant as specified in its charter)

Claymore MACROshares Oil Up Holding Trust
Claymore MACROshares Oil Up Tradeable Trust
(Issuers with respect to the Offered Securities)

Delaware (State or other jurisdiction of incorporation or organization of registrant)	333-116566 (Commission File Number)	20-1072523 (I.R.S. Employer Identification No.)

73 Green Tree Drive #9
Dover, DE 19904
(Address of principal executive offices)

(888) MACROS1
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On August 14, 2007 Fimat USA, LLC ("Fimat") entered into a binding agreement with MACRO Securities Depositor, LLC, as depositor (the "Depositor"), Investors Bank & Trust Company, a Massachusetts trust company, not in its individual capacity but solely (i) as trustee of the Claymore MACROshares Oil Up Holding Trust (the "Up-MACRO Holding Trust"), (ii) as trustee of the Claymore MACROshares Oil Down Holding Trust (the "Down-MACRO Holding Trust," and, together with the Up-MACRO Holding Trust, the "Paired Holding Trusts"), (iii) as trustee of the Claymore MACROshares Oil Up Tradeable Trust (the "Up-MACRO Tradeable Trust") and (iv) as trustee of the Claymore MACROshares Oil Down Tradeable Trust (the "Down-MACRO Tradeable Trust," and, together with the Up-MACRO Tradeable Trust, the "Tradeable Trusts," and collectively, with the Paired Holding Trusts, the "MACRO Trusts") (such entity, in its capacities set forth above, the "Trustee") and Claymore Securities, Inc., not in its individual capacity but solely as administrative agent of the MACRO Trusts (the "Administrative Agent") pursuant to which Fimat would join KV Execution Services, LLC, UBS Securities LLC, Merrill Lynch Professional Clearing Corp. and BNP Paribas Securities Corp. to become the fifth Authorized Participant of the MACRO Trusts.

Fimat, by becoming an Authorized Participant, will be able to effect, on any price determination day, a "paired issuance" by directing the Up-MACRO Holding Trust and the Down MACRO Holding Trust to issue additional shares in a minimum number of Claymore MACROshares Oil Up Holding Shares (the "Up-MACRO Holding Shares") and Claymore MACROshares Oil Down Holding Shares (the "Down-MACRO Holding Shares," and, together with the Up MACRO Holding Shares, the "Paired Holding Shares," and each, a "Holding Share") constituting at least one MACRO Unit. A "MACRO Unit" consists of 50,000 Up-MACRO Holding Shares and 50,000 Down-MACRO Holding Shares. If so directed by an Authorized Participant, the Up-MACRO Holding Trust and the Down-MACRO Holding Trust will issue additional Paired Holding Shares to such Authorized Participant who may then choose to hold such shares or allow them to be deposited into the Up-MACRO and Down-MACRO Tradeable Trusts in minimum lots of 50,000 shares. In such case, the Tradeable Trusts will issue Claymore MACROshares Oil Up Tradeable Shares (the "Up-MACRO Tradeable Shares") and Claymore MACROshares Oil Down Tradeable Shares (the "Down-MACRO Tradeable Shares," and together with the Up MACRO Tradeable Shares, the "Tradeable Shares"), respectively, on a one-to-one basis in exchange for the deposited Holding Shares and these Tradeable Shares will be delivered to the Authorized Participant to satisfy its creation order. Paired Holding Shares and Tradeable Shares will always be issued by the relevant trust at the per share underlying value of these shares on the date on which a creation order is delivered by an Authorized Participant. In addition, an Authorized Participant may direct, on any price determination day, a paired optional redemption in which the Up-MACRO Holding Shares and Down-MACRO Holding Shares will be redeemed concurrently and proportionately in MACRO Units. Authorized participants may acquire one or more MACRO Units by purchasing a sufficient number of Holding Shares or a sufficient number of Tradeable Shares which they exchange for the underlying Up-MACRO or Down-MACRO Holding Shares. The Down-MACRO Tradeable Shares are exchangeable for the underlying Down-MACRO Holding Shares at any time by Authorized Participants on a one-to-one basis.

The foregoing description of the Participants Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Participants Agreement, which is substantially similar to the participants agreement, dated November 24, 2006, that has been filed as Exhibit 4.3 to the Registration Statement, File No. 333-116566, as filed with the Securities and Exchange Commission on November 29, 2006, and is incorporated herein by reference.

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Item 5.01.	Changes in Control of the Registrant

On August 17, 2007 MacroMarkets LLC and Claymore Group, Inc. entered into a binding agreement pursuant to which Claymore Group Inc. sold its 50% equity interest in the Depositor to MacroMarkets LLC, which now owns 100% of the equity interest in the Depositor, for a nominal consideration as part of an agreement between the parties, as described below in Item 8.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On August 17, 2007 Steven M. Hill, the Chief Financial Officer and Chief Accounting Officer of the Depositor and a member of the Depositor's Board of Managers, and Nicholas Dalmaso, the General Counsel and Secretary of the Depositor and also a member of the Depositor's Board of Managers, resigned from all their duties in the Depositor in connection with the execution of the agreement as described in Item 8.01 below.

On August 17, 2007 John Flanagan, 61 years old, the Chief Financial Officer of MacroMarkets LLC since January 2007 and a member in MacroMarkets' Audit Committee, was appointed a Member of the Board of Managers of the Depositor and the Depositor's Chief Financial Officer and Chief Accounting Officer. Prior to joining MacroMarkets, Mr. Flanagan was the Chief Financial Officer of Chatterjee Group, a private equity firm, since 2002, and prior to that the Chief Financial Officer and treasurer of MainStay Funds and treasurer and management committee member of Strong Capital Management, Inc. Mr. Flanagan was also a partner at PricewaterhouseCoopers LLP and at Ernst & Young LLP prior to joining Strong Capital Management, Inc. Mr. Flanagan is a certified Public Accountant.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 17, 2007 the Depositor's Second Amended and Restated Operating Agreement, dated as of October 1, 2006, was amended to reflect the removal of Claymore Group Inc. as a Member of the Depositor in connection with the sale of Claymore's 50% equity interest in the Depositor as described above in Item 5.01. See Exhibit 3.2 herein.

Item 8.01	Other Events.

On August 13, 2007, MacroMarkets LLC and Claymore Group, Inc. entered into a binding agreement pursuant to which (i) Claymore Securities, Inc., a wholly-owned subsidiary of Claymore Group Inc., (A) is resigning as a marketing agent for the Paired Holding Shares and the Tradeable Shares, effective August 13, 2007, with MACRO Financial, LLC, which currently acts as an additional marketing agent for these shares, assuming all of Claymore Securities, Inc.'s duties as marketing agent and (B) will resign as an administrative agent for the MACRO Trusts, effective September 30, 2007, after a successor administrative agent is appointed and accepts such appointment in accordance with the terms of each of the Amended and Restated Claymore MACROshares Oil Up Holding Trust Agreement, Amended and Restated Claymore MACROshares Oil Down Holding Trust Agreement, Amended and Restated Claymore MACROshares Oil Up Tradeable Trust Agreement and Amended and Restated Claymore MACROshares Oil Down Tradeable Trust Agreement and (ii)(A) Claymore Group Inc. will sell its equity interest in MACRO Securities Depositor, LLC to MacroMarkets LLC by August 18, 2007, (B) upon the sale by Claymore Group Inc. of its equity interest in the Depositor, Steven M. Hill, the Depositor's Chief Financial Officer, Chief Accounting Officer and a member of the Depositor's Board of Managers, and Nicholas Dalmaso, the Depositor's General Counsel, Secretary and also a member of the Depositor's Board of Managers, will resign from their positions in the Depositor and (C) each of the MACRO Trusts will be renamed MACROshares Oil Up Holding Trust, MACROshares Oil Down Holding Trust, MACROshares Oil Up Tradeable Trust and MACROshares Oil Down Tradeable Trust, respectively, and the Claymore MACROshares Oil Up Holding Shares, Claymore MACROshares Oil Down Holding Shares, Claymore MACROshares Oil Up Tradeable Shares and Claymore MACROshares Oil Down Tradeable Shares will be renamed MACROshares Oil Up Holding Shares, MACROshares Oil Down Holding Shares, MACROshares Oil Up Tradeable Shares and MACROshares Oil Down Tradeable Shares, respectively.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACRO SECURITIES DEPOSITOR, LLC

By:  /s/ Samuel Masucci, III
Name: Samuel Masucci, III
Title: Chief Executive Officer

Date: August 17, 2007

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 3.2	Third Amended and Restated Operating Agreement of MACRO Securities Depositor, LLC dated as of August 17, 2007.

Exhibit 4.3	Participants Agreement, dated November 24, 2006 (incorporated by reference to Registrant's Registration Statement on Form S-1 (File No. 333-116566), filed with the Commission on November 29, 2006).

EX-1